UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Current Report

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2022

Waste Connections, Inc.

(Exact name of registrant as specified in its charter)

Ontario, Canada	1-34370	98-1202763
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6220 Hwy 7, Suite 600

Woodbridge

Ontario L4H 4G3

Canada

(Address of principal executive offices)

Registrant’s telephone number, including area code: (905) 532-7510

Not Applicable

(Former name or address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	WCN	New York Stock Exchange Toronto Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

On May 13, 2022, Waste Connections, Inc. (the “Company”) filed a Current Report on Form 8-K to report, among other things, the Company’s shareholders votes for each of the eight nominees for director (the “Original 8-K”). This amendment is being filed by the Company solely for the purpose of updating the Original 8-K as further described below.

Item 5.07. Submission of Matters to a Vote of Security Holders.

Waste Connections, Inc. (the “Company”) held its 2022 annual meeting of shareholders on May 13, 2022 (the “Meeting”).

The Company’s shareholders (the “Shareholders”) elected each of the eight nominees for director by the votes indicated below:

Nominee for Director:	Total Votes For:	Total Votes Withheld:	Total Broker Non-Votes:
Ronald J. Mittelstaedt	198,235,390	8,965,445	7,379,525
Edward E. “Ned” Guillet	174,331,007	32,869,827	7,379,526
Michael W. Harlan	176,313,186	30,887,649	7,379,525
Larry S. Hughes	206,623,893	576,941	7,379,526
Worthing F. Jackman	203,196,218	4,004,616	7,379,526
Elise L. Jordan	198,462,426	8,738,409	7,379,525
Susan “Sue” Lee	198,456,839	8,743,995	7,379,526
William J. Razzouk	193,806,912	13,393,922	7,379,526

The Shareholders approved on a non-binding, advisory basis the compensation of the Company’s named executive officers as disclosed in the Company’s management information circular and proxy statement in respect of the Meeting (“say on pay”), by the votes indicated below:

Total Votes For:	201,541,650
Total Votes Against:	4,700,706
Total Votes Withheld:	958,474
Total Broker Non-Votes:	7,379,530

The Shareholders approved the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm until the close of the Company’s 2023 Annual Meeting of Shareholders and authorized the Company’s Board of Directors to fix the auditor’s remuneration by the votes indicated below:

Total Votes For:	214,505,774
Total Votes Withheld:	74,585
Total Broker Non-Votes:	1

SIGNATURES

Pursuant to the requirements of the U.S. Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WASTE CONNECTIONS, INC.

Date: May 19, 2022	BY:	/s/ Mary Anne Whitney
Mary Anne Whitney
Executive Vice President and Chief Financial Officer